MORNINGSTAR INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO	ALPS VARIABLE INVESTMENT TRUST
Ticker: Class I (N/A) and Class II (IETFX)	Summary Prospectus April 30, 2018

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio, including the statement of additional information, online at http://www.alpsfunds.com/regulatory-reports/morningstar-income-growth-etf-asset-allocation-portfolio. You can also get this information at no cost by calling 1-866-432-2926, by sending an e-mail request to morningstarportfolios@alpsfunds.com, or by contacting your insurance company. The Portfolio’s prospectus and statement of additional information, each dated April 30, 2018, along with the Portfolio’s most recent annual report to shareholder dated December 31, 2017, are incorporated by reference into this summary prospectus.

Investment Objective

The Portfolio seeks to provide investors with current income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses(1)	0.68%	0.93%
Fee Waiver/Expense Reimbursement(2)	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.67%	0.92%

(1)	The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

(2)	ALPS Advisors, Inc. (the “Adviser”) and Morningstar Investment Management LLC (the “Sub-Adviser”) have contractually agreed to jointly waive the management fee and sub-advisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of the Class I or Class II shares average daily net assets through April 29, 2019. The Adviser and Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses each has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Sub-Adviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$ 68	$ 217	$ 378	$ 845
Class II	$ 94	$ 295	$ 514	$ 1,141

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 34% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn,

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MORNINGSTAR INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO

in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in the Portfolio’s Prospectus. The Portfolio may also seek to achieve its investment objective by investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 60% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 40% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 45-75% of such allocation in Fixed-Income Underlying ETFs and 25-55% of such allocation in Non-Fixed Income Underlying ETFs.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus.

Management Risk. Any errors in the Sub-Adviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Since the value of these instruments derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940, and the Underlying ETFs in which the Portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Exchange Traded Notes (“ETN”) Risks. ETNs are debt securities that are linked to an underlying index and its valuation is derived, in part, from the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate Risk, (iv) Duration Risk, (v) Emerging Markets Risk and (vi) High-Yield Risk.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Large-Cap Companies Risk, (iii) Small-Cap Companies Risk, (iv) Foreign Securities Risk, (v) Emerging Markets Risk, (vi) Commodity Risk, and (vii) Real Estate Investment Trust (REIT) Risk.

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Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and ten years compared with those of a widely recognized, unmanaged index of securities, as appropriate. The 28% Russell 3000 TR USD/ 12% MSCI ACWI Ex USA IMI NR USD/ 46% Bloomberg Barclays U.S. Universal TR USD/ 9% Citi WGBI NonUSD USD/ 5% ICE Bank of America Merrill Lynch (“BofAML”) Treasury 3 Month TR Index is the Portfolio’s primary benchmark.

Class II shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Morningstar Income & Growth ETF Asset Allocation Portfolio – Class I

Best Quarter:	06/30/2009	8.54%
Worst Quarter:	12/31/2008	(7.40)%

Average Annual Total Returns
(for the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I	10.12%	5.23%	4.08%
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	9.94%	4.98%	3.82%
28% Russell 3000 TR USD/ 12% MSCI ACWI Ex USA IMI NR USD/ 46% Bloomberg Barclays U.S. Universal TR USD/ 9% Citi WGBI NonUSD USD/ 5% ICE BofAML Treasury 3 Month TR Index* (reflects no deduction for fees, expenses or taxes)	11.78%	6.37%	5.24%
40% S&P 500 Index/55% Bloomberg Barclays U.S. Aggregate Bond Index/5% ICE BofAML Treasury 3 Month TR Index* (reflects no deduction for fees, expenses or taxes)	10.41%	7.42%	5.90%

*	The BofAML Treasury 3 Month TR Index was recently acquired by the Intercontinental Exchange (“ICE”). Therefore, this Index is now named ICE BofAML Treasury 3 Month TR Index. The benchmark definitions and other disclosures relating to the Index remain unchanged.

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Morningstar Investment Management LLC is the investment sub-adviser to the Portfolio.

Portfolio Managers

Jared Watts, Portfolio Manager. Mr. Watts joined Morningstar Investment Management in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Carrie Scherkenbach, Portfolio Manager. Mrs. Scherkenbach joined Morningstar Investment Management in 1999. Mrs. Scherkenbach has managed the Portfolio since its inception in 2007.

Brian Huckstep, CFA®, Portfolio Manager. Mr. Huckstep joined Morningstar Investment Management in 2005. Mr. Huckstep has managed the Portfolio since July 2012.

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MORNINGSTAR INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO

Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are made to arrangements that do not provide for tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will be taxed as ordinary income or capital gains, or qualified dividend income for noncorporate shareholders subject to tax at maximum federal income tax rates applicable to long-term capital gains. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

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